29. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events
NOTE 29 - SUBSEQUENT EVENTS

The Corporation has evaluated subsequent events through March 26, 2019, the date the financial statements were authorized for issuance by the Audit Committee of the Board of Directors. Although it has expressed no intention to do so the Audit Committee has the authorization to amend these financial statements. The corporation has determined there are no subsequent events except below:

On January 15th, 2019, the Corporation received issued shares and warrant payment from an accredited investor for an amount of $5,000,000. This raised fund is the final completion associated with an equity financing arrangement with the investor in April, 2018.The investor purchased shares at $2.00 per share and has been issued 2,500,000 shares and 2,500,000 warrant. The warrant has excise price of $8.0 per share with a term of five years.